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                                                                   Exhibit 10.17
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                              AMENDMENT NO. 1 TO

          MICROSOFT WINDOWS 98 "GET CONNECTED" CO-MARKETING AGREEMENT

                      Document Version 4.1, July 24, 1998

This Amendment No. 1 to Microsoft Windows 98 "Get Connected" Co-Marketing Agreement (this "Agreement") made and entered into this 1st day of October, 1998 ("Effective Date"), by and between MICROSOFT CORPORATION, a Washington corporation, One Microsoft Way, Redmond, WA 98052-6399 ("MS"), and Prodigy Services Corporation, a Delaware corporation, including its majority owned subsidiaries and affiliates (collectively, "COMPANY"), amends the Microsoft Windows 98 "Get Connected" Co-Marketing Agreement dated the 2nd day of July, 1998, between MS and COMPANY (the "Agreement").

                                 INTRODUCTION

The Agreement sets forth a framework under which COMPANY information is displayed to end users in the "Internet Connection Wizard" as a means of facilitating easy Internet sign-up by users of Microsoft Windows 98 software;

MS and COMPANY expect to enter into separate and independent agreements with various original equipment manufacturers so that such manufacturers may make a unique list of providers of Internet access services and related special offers available to purchasers of their computer hardware who utilize the Internet Connection Wizard; and

MS and COMPANY wish to amend the Agreement to alter the terms which apply when such alternate information is presented to end users pursuant to the agreements with original equipment manufacturers.

The parties agree as follows:

DEFINITIONS.

All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement. The following terms, whenever initially capitalized, shall have the following meanings for purposes of this
Amendment:

"OEM-Defined ISP List(s)" means an ISP Phone Book that lists the names of ISPs and associated telephone numbers and other ISP information, including COMPANY Information for one or more OEM-specific offers. The may be one or more OEM-Defined ISP Lists for a given telephone area code, geographic region or Service Area. The OEM-Defined ISP List(s) shall be hosted on one or more Referral Server(s).

"OEM" means an original equipment manufacturer.

"OEM Get Connected Agreement" means the agreement between MS or COMPANY, as the case may be, and an OEM whereby an OEM designates certain ISPs to be included in its OEM-Defined ISP List(s) and terms related thereto.
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AMENDMENTS.

All provisions of the Agreement shall apply with respect to OEM-Defined ISP List(s) subject to the following changes:

Inclusion of COMPANY Information in OEM-Defined ISP List(s) shall be dependent
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in part on COMPANY's compliance with the terms of the applicable OEM Get
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Connected Agreement.  Each OEM shall determine the order and placement of the
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COMPANY Information with its respective OEM-Defined ISP List(s).
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There shall be no payment or reporting obligations regarding OEM-Defined ISP
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List(s) between MS and COMPANY.  All payment and reporting obligations regarding
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OEM-Defined ISP List(s) shall be determined by COMPANY and the relevant OEMs.
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Accordingly, Sections 3.6 (third sentence), 4, 11 and 12.7 and Exhibits C and D
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shall not apply to OEM-Defined ISP List(s).  This Amendment shall not, however,
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affect any payment and reporting obligations relating to lists which are not
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OEM-Defined ISP List(s) as set forth in the Agreement.
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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.  All signed copies of this Amendment shall be deemed originals.

MICROSOFT CORPORATION                     PRODIGY COMMUNICATIONS CORP.
                                          ------------------------------------
                                          (COMPANY)


/s/ Mark E. Chestnut                      /s/ David R. Henkel
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By (sign)                                 By (sign)


Mark E. Chestnut                          David R. Henkel
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Name (Print)                              Name (Print)


Director, ISP
Network Solutions Group                   Chief Financial Officer
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Title                                     Title


1/5/99                                    1/5/99
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Date                                      Date